Income Taxes (Current and Deferred Portions of Net Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Current
U.S.	$ 59,591	$ 43,794	$ 48,559
State	5,272	3,709	2,944
Foreign		58	38
Total current taxes	64,863	47,561	51,541
Deferred
U.S.	3,794	(2,733)	2,979
State	(252)	(389)	330
Total deferred taxes	3,542	(3,122)	3,309
Total income taxes	$ 68,405	$ 44,439	$ 54,850